UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 S. Friendswood Drive, Suite 401 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On November 2, 2022, Castle Biosciences, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained or incorporated in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.

On November 2, 2022, the Company made available the slide presentation attached hereto as Exhibit 99.2. Information from this slide presentation may also be used by the management of the Company in future meetings regarding the Company.

The information contained or incorporated in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press release issued November 2, 2022.
99.2	Slide presentation.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Frank Stokes
Frank Stokes
Chief Financial Officer
Date: November 2, 2022